SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):        August 8, 2002


                            Oshkosh Truck Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-31371                       39-0520270
---------------                 -----------                     ----------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
                   -------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

           (a)        Not applicable.

           (b)        Not applicable.

           (c)        Exhibits. The following exhibits are being filed herewith:

                      (99.1) Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 8, 2002.

                      (99.2) Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 8, 2002.

Item 9.    Regulation FD Disclosure.

           On August 8, 2002, Robert G. Bohn and Charles L. Szews, the principal executive officer and principal financial officer of Oshkosh Truck Corporation (the "Company"), respectively, each filed with the Securities and Exchange Commission a written statement under oath pursuant to Securities and Exchange Commission Order No. 4-460. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which the officers executed them as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OSHKOSH TRUCK CORPORATION



Date:  August 8, 2002                      By: /s/ Charles L. Szews
                                              ----------------------------------
                                                   Charles L. Szews
                                                   Executive Vice President and
                                                       Chief Financial Officer

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated August 8, 2002


Exhibit
Number

(99.1) Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 8, 2002.

(99.2) Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 8, 2002.